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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) : APRIL 22, 2002

                           COMMISSION FILE NO. 1-10403


                              TEPPCO PARTNERS, L.P.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                     76-0291058
      (STATE OF INCORPORATION                           (I.R.S. EMPLOYER
          OR ORGANIZATION)                           IDENTIFICATION NUMBER)


                               2929 ALLEN PARKWAY
                                  P.O. BOX 2521
                            HOUSTON, TEXAS 77252-2521
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (713) 759-3636
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         On April 22, 2002, TEPPCO Partners, L.P. (the "Partnership") publicly announced the retirement of William L. Thacker, the Chairman of the Board and Chief Executive Officer of the General Partner of the Partnership, effective May 1, 2002. Jim W. Mogg will succeed Mr. Thacker as the chairman and Barry R. Pearl, president and chief operating officer, will succeed Mr. Thacker as chief executive officer.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS:

              Exhibit
              Number                    Description
              ------                    -----------

               99.1       Press release of the Partnership dated April 22, 2002.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TEPPCO Partners, L.P.
                                (Registrant)

                                By: Texas Eastern Products Pipeline Company, LLC
                                    General Partner


                                            /s/ BARRY R. PEARL
                                            ------------------------
                                                Barry R. Pearl
                                    President and Chief Operating Officer


Date:  April 24, 2002




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                                  EXHIBIT INDEX

      Exhibit
      Number                       Description
      ------                       -----------

        99.1           Press release of the Partnership dated April 22, 2002.